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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  July 11, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                    1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation anticipates announcing second quarter 2003 earnings on Wednesday, July 16, 2003. In conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm Eastern Time. During this conference call, Gerard Arpey, AMR's President and CEO, and Jeff Campbell, AMR's CFO, will review details of AMR's second quarter results, recent strategic and cost reduction initiatives, the revenue environment, cash flow results, liquidity measures and special items and will, as well, provide an outlook for the third quarter of 2003.

A live webcast of this call will be available on the AMR website
(www.amrcorp.com) under the Investor Relations page. A replay of the webcast will also be available for several days following the call.


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 11, 2003